UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23084

Series Portfolios Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Ryan Roell, President
Series Portfolios Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 6th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 516-1652
Registrant’s telephone number, including area code

Date of fiscal year end: November 30, 2023

Date of reporting period:  May 31, 2023

Item 1. Reports to Stockholders.

(a)

InfraCap Equity Income Fund ETF

Ticker Symbol:  ICAP

Semi-Annual Report
May 31, 2023

INFRACAP EQUITY INCOME FUND ETF

Dear Shareholder:

Infrastructure Capital Advisors, LLC (“InfraCap” or “we”), the investment advisor to the InfraCap Equity Income Fund ETF (“ICAP ETF” or the “Fund”), is a leading provider of investment management solutions that seeks to meet the needs of income-focused investors. The ICAP ETF includes a selection of dividend-paying companies that we believe are well-positioned for market cycles, including allocations to sectors such as: Energy, Consumer Staples, Utilities, Telecommunications, Financials, and select REIT sub-sectors. Based on our research, certain dividend-paying securities in these sectors are likely to exhibit lower correlations to interest rate hikes and are positioned to perform well in 2024, despite the potential for prolonged elevated inflation. In the current market environment, we believe ICAP ETF’s diversified portfolio of assets provides investors a key tool to building a well-constructed income generating portfolio.

ICAP ETF’s investment objective is to maximize income and pursue total return opportunities. We seek to achieve this objective by opportunistically employing various strategies tailored to particular market cycles and environments. ICAP ETF will seek to invest at least 80% of its assets in equity securities of companies that pay dividends during normal market conditions. We will purchase and write put and call options in an effort to generate additional income and reduce volatility in the portfolio, remove or add securities from the portfolio (i.e., convertible securities), facilitate total return opportunities, and hedge against market risks or other risks in the Fund’s portfolio.

We will focus on positioning the ICAP ETF portfolio in sectors and holdings that we believe are suitable for this market environment. We believe we can deploy ICAP ETF’s strategies to maximize income, notwithstanding periods of heightened volatility due to uncertain market conditions. We can also deploy strategic options strategies as well to take advantages of volatility, manage market corrections, and maintain portfolio concentrations.

We continue to believe that our actively managed income focused approach is beneficial for investors and advisers alike. On the following pages, you will find information relevant to your ICAP ETF investment. If you have any questions, I encourage you to contact your financial advisor or InfraCap directly. You can also obtain additional information, including our daily portfolio holdings, on the ICAP ETF website located at: www.icapetf.com.

Thank you for the opportunity to help you meet your income investing needs.

Jay D. Hatfield
Chief Executive Officer and Chief Investment Officer
Infrastructure Capital Advisors, LLC

INFRACAP EQUITY INCOME FUND ETF

Management’s Discussion of Operations (Unaudited)
May 31, 2023

OVERVIEW

Jay Hatfield, CEO of Infrastructure Capital Advisors, LLC (the “Adviser”) leads the Adviser’s investment management team. The Adviser’s newest product, the InfraCap Equity Income Fund ETF (the “Fund”), seeks to maximize income and pursue total return opportunities. To obtain high yield and total return, the Adviser favors sectors and industries that it views as undervalued on a relative basis. For example, the Adviser may overweight issuers in the real estate sector versus the financial sector when the market has oversold the real estate sector or has overbought the financial sector.

MARKET UPDATE

The Fund’s return from inception (12/28/2021) to its semi-annual period end, May 31, 2023, was -12.38%. The S&P 500 Index had a return of -7.56% during the same period.

The Federal Reserve’s (the “Fed”) increased interest rates by 1.25% over the period, to a rate of 5.00% to 5.25%. The Fed’s activities to combat inflation and its projected rate path were still dominant factor that drove equity and fixed income market prices. We believe the Fed made policy errors because it relies on lagging indicators such as Consumer Price Index (“CPI”) and the labor market to predict inflation instead of leading indicators such as the money supply and energy/commodity prices. For example, the Fed decreased the money supply by 17% in 2022, which caused the dollar to appreciate, mortgage rates to skyrocket, and oil prices to decline by 40%. We believe inflation has peaked and will continue to decline over the next 6-12 months. During the first half of 2023, the regional banking crisis placed pressure on securities of financials and incidentally related sectors (i.e., sub-sectors of REITs, Insurance companies, asset managers). This impacted fund performance over the period; however, we believe many of the companies impacted by the crisis were oversold and will recover during future periods.

Two of the Fund’s strongest contributors during the period were the equity securities of Dow Inc. (“Dow”) and Broadcom Inc. (“AVGO”). Dow Inc. is one of the world’s largest chemical producers. Dow is a producer and supplier of raw materials for products in a wide variety of industries, including appliance, automotive, agricultural, chemical processing, electronics, oil and gas, and processed foods. Broadcom Inc. is an American multinational designer, developer, manufacturer, and global supplier of a wide range of semiconductor and infrastructure software products. AVGO offerings serve the data center, networking, software, broadband, wireless, storage, and industrial markets. During the period, Dow and AVGO were up 8.18% and 75.38%, respectively.

Two of the Fund’s weaker contributors during the period were equity securities of Boston Properties Inc. (“BXP”) and Truist Financial Corporation (“TFC”). Boston Properties is one of the largest publicly traded developer, owner, and manager of premier workplaces in the United States, with a focus on developing, and managing exceptional properties. Truist Financial is rated one of the top ten commercial banks in the US and offers consumer banking, securities brokerage, asset management, mortgage, and insurance products and services in 15 US states. During the period, BXP and TFC were down -30.35% and -29.09%, respectively.

The Fund’s portfolio selection emphasizes issuers that own long-lived assets consistently generating positive cash flows. In addition, the Fund selectively invests in high-yielding preferred stocks from sectors including REITs, Pipelines, and Industrials. We believe our selection of high yielding preferred and equity securities in the portfolio will allow the Fund to perform well over the longer cycle, particularly during this period of rising interest rates (from a historically low-rate environment) and help reduce portfolio volatility.

INFRACAP EQUITY INCOME FUND ETF

Management’s Discussion of Operations (Unaudited) – Continued
May 31, 2023

DIVIDEND PAYMENTS

In the period ending May 31, 2023, the Fund made dividend payments in the amount of $0.180 per share in January through May 2023.

The Fund’s dividend policy is reviewed on an annual basis with the expectation that the announced dividend rate can be sustained for a period of 12 – 24 months under normal market conditions. The Fund’s targeted dividend is expected to be covered by net investment income (which includes ordinary income and short and long term capital gains, less expenses). For the purpose of calculating income available for distribution, some cash payments from companies in sectors such as REITs, MLPs, or Utilities are treated as Return of Capital for tax or GAAP purposes may be included.  Expenses of the Fund include an 80-basis point advisory fee, leverage costs, and other miscellaneous fees.

The Fund seeks to maintain relatively stable monthly distributions, although the amount of income earned by the Fund varies from period-to-period. Accordingly, the amount of income distributed in any one period may be more or less than the actual amount of income earned in that period, and the Fund reserves the flexibility to distribute less than the full amount of income earned during a specific period to preserve income for distribution in future periods. The Fund’s 30-day SEC yield was 11.08% as of May 31, 2023.

USE OF LEVERAGE

As described in the Fund’s prospectus, the Fund may use leverage to maximize income and pursue total return opportunities. The leverage ratio is expected to be maintained in a range of 10-35% of the Fund’s total assets over the long term. As of May 31, 2023, The Fund’s leverage ratio was approximately 27.90% of the Fund’s net asset value. The Fund’s use of leverage negatively impacted Fund performance during the period. The Fund’s cost of borrowing is competitive, and the Adviser believes that borrowed funds can help generate an attractive positive spread. The Fund currently borrows at a 110-basis point premium to the daily overnight bank borrowing rate, which was at 5.07% as of May 31, 2023.

USE OF OPTIONS

As described in the Fund’s prospectus, the Fund may utilize options strategies in an effort to generate additional income and reduce volatility in the portfolio, remove or add securities from the portfolio (i.e., convertible securities), facilitate total return opportunities, and hedge against market risks or other risks in the Fund’s portfolio. The Fund’s primary option activity is covered call writing, which is focused on a number of common stocks held by the Fund.

OUTLOOK

We believe that there continue to be opportunities for active managers to provide alpha for investors, especially during tough market environments. Under the current market environment, there are opportunities across asset sectors and industries, instrument types, and US and Global markets (fundamental analysis). We construct the Fund with these factors in mind and look to harvest gains at appropriate times.

The Infrastructure Capital Real Time CPI turned strongly negative in October 2022, coming in at a negative .35% month over month and negative 4.2% annualized, signaling that inflation has peaked and will likely decline rapidly over the next 6-12 months. According to our data, inflation has continued to fall in the US.

We do not expect to see a rate cut until March of 2024 as this Fed is almost always a year behind in making the appropriate policy actions. We expect the US economy to have a soft landing with economic growth to be 0-1% as

INFRACAP EQUITY INCOME FUND ETF

Management’s Discussion of Operations (Unaudited) – Continued
May 31, 2023

credit tightens due to Fed policy and the ongoing bank crisis offset by post Pandemic tailwinds and the enormous decline in energy prices. We believe the Fed should have cut rates after the banking crisis started in March 2023, noting this, they will take a full year to discern that they should cut. Nonetheless, we do not expect a recession in the US in 2023 due to a very resilient housing sector with an ongoing shortage of housing and tail winds from the enormous 70% energy cost advantage relative to the rest of the world.

The Fed has almost exclusively focused on the labor market to predict inflation. The labor market is a lagging indicator so the Fed policy is usually about 12 months behind changes in inflation and the economy. The Fed executed the fastest rate increase in financial history, ignoring the fundamental precept of monetary policy, which is that it has long and variable lags. The increase of 4.75% is only slightly higher than the 4.25% executed prior to the last financial crisis, but was executed in half the time. These increases have inverted the yield curve, which puts pressure on regional and community bank profitability and dramatically reduced the economic capital of all banks and caused a regional banking crisis. For these reasons, we believe even this fundamentally flawed Fed will be forced to consider abandoning its “persistent/entrenched” theory of inflation and to acknowledge that inflation is declining rapidly, just as lagging data in late 2022 forced the Fed to abandon its disastrous “transitory” theory of inflation.

We remain positive that the US economy will be supported in for the remainder of 2023 largely as the AI boom unfolds and many AI stocks move from being undervalued to becoming fully or over-valued. The overvaluation of companies in promising industries (i.e., AI) is a very efficient characteristic of the US capital market as it attracts capital to those industries and speeds the development of break-through technologies. We believe this will continue to support the market in 2023 and 2024. The economy continues to be resilient and earnings estimates have only declined slightly. Earnings estimates for 2023 and 2024 have only declined 3% and 2%, respectively this year.

We continue to focus on diversification and asset allocations to dividend stocks such as utilities, telecom services, pipelines, consumer staples, and preferred stocks with significant dividends. The remainder of 2023 is likely to continue to be volatile, with the projection of Fed rate hikes, liquidity, inflation continuing, and growth slowing so we are focusing on adding large capitalization defensive dividend stocks and preferred stocks that have lower volatility and benefit from inflation.

Selective covered call writing strategies are likely to perform well during the remainder of 2023 due to volatility and the potential for stalled markets during the second half of the year. We are opportunistically favoring, large-cap dividend stocks in sectors such as pipelines, REITs, and energy companies and seeking to harvest gains in high-yielding preferred securities when they trade at or near par (call price).

The preceding information is the opinion of the Adviser. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Statements of fact are from sources considered reliable, but the Adviser make no representation or warranty as to their completeness or accuracy. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized. This discussion includes information based on data and calculations sourced from Bloomberg and index constituents. While we believe that the data is reliable, we have not sought, nor have we received, permission from any third-party to include their information.

This material must be preceded or accompanied by a prospectus.

INFRACAP EQUITY INCOME FUND ETF

Management’s Discussion of Operations (Unaudited) – Continued
May 31, 2023

A WORD ABOUT RISKS

Investing involves risk, including possible loss of principal. An investment in the Fund may be subject to risks which include, among others, investing in equities securities, dividend paying securities, utilities, small-, mid- and large-capitalization companies, real estate investment trusts, master limited partnerships, foreign investments and emerging, debt securities, depositary receipts, market events, operational, high portfolio turnover, trading issues, active management, fund shares trading, premium/discount risk and liquidity of fund shares, which may make these investments volatile in price. Foreign investments are subject to risks, which include changes in economic and political conditions, foreign currency fluctuations, changes in foreign regulations, and changes in currency exchange rates which may negatively impact the Fund’s returns. Small and Medium-capitalization companies, foreign investments and high yielding equity and debt securities may be subject to elevated risks. The Fund is a recently organized investment company with no operating history. Please see prospectus for discussion of risks.

Distributor, Quasar Distributors, LLC.

INFRACAP EQUITY INCOME FUND ETF

Expense Example (Unaudited)
May 31, 2023

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including broker commissions on the purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund specific expenses. The expense example is intended to help the shareholder understand ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent period.

The Actual Expenses comparison provides information about actual account values and actual expenses. A shareholder may use the information in this line, together with the amount invested, to estimate the expenses paid over the period. A shareholder may divide his/her account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on his/her account during this period.

The Hypothetical Example for Comparison Purposes provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. A shareholder may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the Hypothetical Example for Comparisons Purposes is useful in comparing ongoing costs only and will not help to determine the relevant total costs of owning different funds. In addition, if these transactional costs were included, shareholder costs would have been higher.

				Expenses Paid
	Annualized Net	Beginning	Ending	During Period(1)
	Expense Ratio	Account Value	Account Value	(12/1/2022 to
InfraCap Equity Income Fund ETF	(5/31/2023)	(12/1/2022)	(5/31/2023)	5/31/2023)
Actual(2)(3)	2.57%	$1,000.00	$ 863.00	$11.94
Hypothetical(3)	2.57%	$1,000.00	$1,012.12	$12.89

(1)
Expenses are equal to the Fund’s annualized expense ratio for the period multiplied by the average account value over the period, multiplied by 182/365 to reflect the six month period ended May 31, 2023.

(2)	Based on the actual NAV returns for the period ended May 31, 2023 of -13.70%.
(3)	Excluding loan and other broker related interest expenses, your actual cost of investing and your hypothetical cost of investing would have been $3.72 and $4.03, respectively.

INFRACAP EQUITY INCOME FUND ETF

Allocation of Portfolio(1) (% of Investments) (Unaudited)
May 31, 2023

Allocation of Industry Sectors(2) (% of Investments) (Unaudited)
May 31, 2023

INFRACAP EQUITY INCOME FUND ETF

Top 10 Equity Holdings(3) (% of Investments) (Unaudited)
May 31, 2023

Enbridge, Inc.	2.38%
Prudential Financial, Inc.	2.35%
Pioneer Natural Resources Co.	2.26%
Simon Property Group, Inc.	2.21%
Dow, Inc.	2.17%
AllianceBernstein Holding LP	2.16%
Energy Transfer LP	2.03%
Truist Financial Corp.	2.02%
Alexandria Real Estate Equities, Inc.	1.97%
Kinder Morgan, Inc.	1.97%

(1)
Data expressed as a percentage of investments as of May 31, 2023. Data expressed excludes written option contracts. Please refer to the Schedule of Investments and Schedule of Written Options for more details on the Fund’s individual holdings and sector allocations. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

(2)
Data expressed as a percentage of investments as of May 31, 2023. Data expressed excludes convertible preferred stocks, preferred stocks, short-term investments, such as money market funds, and written option contracts. Please refer to the Schedule of Investments and Schedule of Written Options for more details on the Fund’s individual holdings and sector allocations. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

(3)
Data expressed excludes short-term investments, such as money market funds, and written option contracts. Please refer to the Schedule of Investments and Schedule of Written Options for more details on the Fund’s individual holdings.

INFRACAP EQUITY INCOME FUND ETF

Schedule of Investments (Unaudited)
May 31, 2023

	Shares	Value
COMMON STOCKS – 97.96%

Aerospace & Defense – 1.60%
Raytheon Technologies Corp. (a)(b)	7,752	$714,269

Automobiles – 0.14%
Stellantis NV – ADR (b)(c)	4,224	64,627

Banks – 10.71%
Citigroup, Inc. (b)	10,346	458,535
Citizens Financial Group, Inc. (b)	22,135	570,640
Fifth Third Bancorp (b)	8,525	206,902
Huntington Bancshares, Inc. (b)	19,784	203,973
KeyCorp (a)(b)	38,077	355,639
The PNC Financial Services Group, Inc. (a)(b)	5,284	612,046
Regions Financial Corp. (b)	13,512	233,352
Truist Financial Corp. (a)(b)	37,845	1,153,137
U.S. Bancorp (a)(b)	33,476	1,000,933
		4,795,157

Beverages – 1.05%
The Coca-Cola Co. (a)	7,854	468,570

Biotechnology – 0.32%
AbbVie, Inc. (a)	1,036	142,927

Capital Markets – 4.63%
AllianceBernstein Holding LP (a)(b)	35,550	1,236,074
Blackstone, Inc. (b)	4,706	403,022
Morgan Stanley	5,312	434,309
		2,073,405

Chemicals – 2.77%
Dow, Inc. (a)(b)	25,426	1,240,280

Consumer Finance – 2.50%
Ally Financial, Inc. (a)(b)	19,139	510,437
OneMain Holdings, Inc.(b)	16,059	607,994
		1,118,431

Paper Products – 1.12%
International Paper Co. (b)	17,012	500,833

The accompanying notes are an integral part of these financial statements.

INFRACAP EQUITY INCOME FUND ETF

Schedule of Investments (Unaudited) – Continued
May 31, 2023

	Shares	Value
Diversified Telecommunication Services – 3.95%
AT&T, Inc. (a)(b)	53,502	$841,586
Verizon Communications, Inc. (a)(b)	26,003	926,487
		1,768,073

Electric Utilities – 7.29%
Duke Energy Corp. (a)(b)	8,198	731,999
Edison International (a)	11,278	761,491
NRG Energy, Inc. (a)(b)	26,295	888,508
The Southern Co. (a)(b)	12,635	881,291
		3,263,289

Equity Real Estate Investment Trusts (REITs) – 19.82%
Alexandria Real Estate Equities, Inc. (a)	9,938	1,127,565
American Tower Corp.	1,065	196,429
Boston Properties, Inc. (a)	12,283	597,814
Crown Castle, Inc.	2,795	316,422
EPR Properties	14,176	591,281
Equity Residential	4,204	255,603
Federal Realty Investment Trust (b)	8,221	725,092
Global Net Lease, Inc. (b)	62,245	598,797
Healthcare Realty Trust, Inc. (b)	34,130	635,159
Kilroy Realty Corp. (b)	30,999	841,313
National Retail Properties, Inc. (a)(b)	19,384	824,595
Realty Income Corp. (b)	8,670	515,345
Simon Property Group, Inc. (a)(b)	12,037	1,265,690
Spirit Realty Capital, Inc. (b)	6,562	256,312
STAG Industrial, Inc. (b)	3,584	124,723
		8,872,140

Food & Staples Retailing – 0.32%
Walgreens Boots Alliance, Inc. (a)(b)	4,733	143,741

Food Products – 1.28%
The Kraft Heinz Co. (a)	14,968	572,077

Gas Utilities – 0.97%
Northwest Natural Holding Co. (b)	10,125	432,338

Hotels, Restaurants & Leisure – 0.51%
Darden Restaurants, Inc.	896	142,034
Red Rock Resorts, Inc. (b)	1,924	87,715
		229,749

The accompanying notes are an integral part of these financial statements.

INFRACAP EQUITY INCOME FUND ETF

Schedule of Investments (Unaudited) – Continued
May 31, 2023

	Shares	Value
Industrial Conglomerates – 0.19%
3M Company	894	$83,419

Insurance – 3.00%
Prudential Financial, Inc. (b)	17,077	1,343,789

IT Services – 1.47%
International Business Machines Corp. (b)	5,134	660,181

Mortgage Real Estate Investment Trusts (REITs) – 7.56%
Annaly Capital Management, Inc. (a)(b)	51,965	981,099
AGNC Investment Corp. (a)(b)	95,219	875,063
New Residential Investment Corp.	118,260	962,636
Starwood Property Trust, Inc. (a)(b)	32,054	562,548
		3,381,346

Multiline Retail – 1.59%
Kohl’s Corp. (b)	38,811	711,018

Multi-Utilities – 1.00%
Algonquin Power & Utilities Corp. – ADR (b)(c)	4,050	34,141
Dominion Energy, Inc. (b)	8,262	415,413
		449,554

Oil, Gas & Consumable Fuels – 15.76%
Chevron Corp. (a)	1,672	251,837
Devon Energy Corp. (a)(b)	2,541	117,140
Enbridge, Inc. – ADR (a)(b)(c)	38,721	1,362,979
Energy Transfer LP (a)(b)	53,460	662,904
EOG Resources, Inc. (a)(b)	2,058	220,803
Exxon Mobil Corporation	1,024	104,632
Kinder Morgan, Inc. (a)(b)	69,919	1,126,395
New Fortress Energy, Inc. (a)(b)	34,721	912,121
Phillips 66 (a)	3,821	350,042
Pioneer Natural Resources Co. (a)(b)	6,469	1,290,177
Shell plc – ADR (c)	2,597	145,432
TC Energy Corp. – ADR (a)(b)(c)	6,320	246,101
The Williams Company, Inc. (a)(b)	9,091	260,548
		7,051,111

The accompanying notes are an integral part of these financial statements.

INFRACAP EQUITY INCOME FUND ETF

Schedule of Investments (Unaudited) – Continued
May 31, 2023

	Shares	Value
Pharmaceuticals – 2.72%
Johnson & Johnson (a)(b)	6,441	$998,742
Pfizer, Inc. (b)	5,751	218,653
		1,217,395

Semiconductors & Semiconductor Equipment – 0.90%
Broadcom, Inc.	497	401,556

Tobacco – 2.86%
Altria Group, Inc. (b)	10,360	460,191
Philip Morris International, Inc. (a)	9,103	819,361
		1,279,552

Wireless Telecommunication Services – 1.93%
Vodafone Group plc – ADR (a)(b)(c)	91,213	864,699
Total Common Stocks
(Cost $52,161,481)		43,843,526

PREFERRED STOCKS – 19.96%
AGNC Investment Corp., 7.750%, Series G (b)(d)(e)	20,250	440,033
Babcock & Wilcox Enterprises, Inc., 7.750%, Series A (b)(d)	49,661	872,047
Chimera Investment Corporation, 8.000%, Series B (b)(d)(e)	23,895	476,944
Crestwood Equity Partners LP, 9.250% (b)(d)	68,121	621,945
DigitalBridge Group, Inc., 7.125%, Series H (b)(d)	35,965	740,879
Energy Transfer LP, 7.625%, Series D (b)(d)(e)	47,793	1,163,760
FTAI Aviation Ltd., 8.250%, Series A (b)(c)(d)(e)	46,009	1,049,005
Global Net Lease, Inc., 6.875%, Series B (b)(d)	22,845	436,340
New Residential Investment Corporation, 6.375%, Series C (b)(d)(e)	25,840	477,523
New York Mortgage Trust, Inc. 8.000%, Series D (b)(d)(e)	47,711	923,208
NuStar Energy LP, 11.119%, Series B (b)(d)(e)	11,521	272,702
SCE Trust III, 5.750%, Series H (b)(d)(e)	33,760	767,027
Textainer Group Holdings Ltd., 6.250%, Series B (b)(c)(d)	35,238	691,722
Total Preferred Stocks
(Cost $9,690,504)		8,933,135

The accompanying notes are an integral part of these financial statements.

INFRACAP EQUITY INCOME FUND ETF

Schedule of Investments (Unaudited) – Continued
May 31, 2023

	Shares	Value
CONVERTIBLE PREFERRED STOCKS – 9.87%
Algonquin Power & Utilities Corp., 7.750%, 6/15/2024 (b)(c)	32,514	$960,464
EPR Properties, 9.000%, Series E (b)(d)	8,588	227,496
New York Community Capital Trust V, 6.000%, 11/1/2051 (b)	17,093	690,557
NextEra Energy, Inc., 6.926%, 9/1/2025 (b)	9,641	441,943
RLJ Lodging Trust, 1.950%, Series A (b)(d)(e)	43,094	1,010,554
RPT Realty, 7.250%, Series D (b)(d)	11,018	507,532
UGI Corporation, 7.250%, 6/1/2024 (b)	8,587	577,476
Total Convertible Preferred Stocks
(Cost $4,897,997)		4,416,022
Total Investments
(Cost $66,749,982) – 127.79%		57,192,683
Liabilities in Excess of Other Assets – (27.79)%		(12,438,444)
Net Assets – 100.00%		$44,754,239

ETF – Exchange Traded Fund
plc – Public Limited Company
REITs – Real Estate Investment Trusts
(a)	Held in connection with a written call options contract. See the Schedule of Written Options for further information.
(b)
All or a portion of this security has been committed as collateral for open written option contracts and the Fund’s borrowing. The total value of assets committed as collateral as of May 31, 2023 is $7,867,620.

(c)	Foreign security.
(d)	Perpetual Maturity.
(e)	This security represents a fixed to float/variable rate preferred stock. The coupon rate shown represents the fixed rate as of May 31, 2023.

The Global Industry Classification Standard (GICS¨) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

INFRACAP EQUITY INCOME FUND ETF

Schedule of Written Options (Unaudited)
May 31, 2023

		Notional
	Contracts (a)	Amount	Value
CALL OPTIONS WRITTEN
AbbVie, Inc.
Expiration: June 2023, Exercise Price: $155.00	(10)	$(137,960)	$(45)
Expiration: June 2023, Exercise Price: $155.00	(10)	(137,960)	(50)
Expiration: June 2023, Exercise Price: $155.00	(10)	(137,960)	(105)
AGNC Investment Corp.
Expiration: June 2023, Exercise Price: $12.00	(300)	(275,700)	(150)
Expiration: June 2023, Exercise Price: $13.00	(220)	(202,180)	(110)
Expiration: September 2023, Exercise Price: $11.00	(310)	(284,890)	(2,170)
Expiration: September 2023, Exercise Price: $12.00	(60)	(55,140)	(180)
Expiration: September 2023, Exercise Price: $13.00	(200)	(183,800)	(400)
Expiration: December 2023, Exercise Price: $12.00	(100)	(91,900)	(600)
Alexandria Real Estate Equities, Inc.
Expiration: June 2023, Exercise Price: $135.00	(80)	(907,680)	(4,600)
Expiration: July 2023, Exercise Price: $135.00	(30)	(340,380)	(1,950)
Expiration: October 2023, Exercise Price: $150.00	(50)	(567,300)	(3,500)
ALLETE, Inc.
Expiration: July 2023, Exercise Price: $65.00	(10)	(59,570)	(975)
AllianceBernstein Holding LP
Expiration: July 2023, Exercise Price: $40.00	(600	(208,620)	(600)
Expiration: July 2023, Exercise Price: $45.00	(40)	(139,080)	(200)
Expiration: October 2023, Exercise Price: $40.00	(240)	(834,480)	(15,000)
Ally Financial, Inc.
Expiration: June 2023, Exercise Price: $30.00	(110)	(293,370)	(1,375)
Expiration: June 2023, Exercise Price: $30.00	(110)	(293,370)	(3,025)
Annaly Capital Management, Inc.
Expiration: July 2023, Exercise Price: $23.00	(180)	(339,840)	(450)
Expiration: October 2023, Exercise Price: $23.00	(310)	(585,280)	(3,565)
Expiration: January 2024, Exercise Price: $23.00	(100)	(188,800)	(2,450)
AT&T, Inc.
Expiration: June 2023, Exercise Price: $18.00	(100)	(157,300)	(100)
Expiration: June 2023, Exercise Price: $18.00	(200)	(314,600)	(300)
Boston Properties, Inc.
Expiration: July 2023, Exercise Price: $75.00	(10)	(48,670)	(25)
Expiration: July 2023, Exercise Price: $80.00	(20)	(97,340)	(750)
Expiration: October 2023, Exercise Price: $70.00	(70)	(340,690)	(2,975)
Expiration: July 2023, Exercise Price: $55.00	(30)	(144,150)	(2,775)
Chevron Corp.
Expiration: June 2023, Exercise Price: $175.00	(10)	(150,620)	(20)
Expiration: June 2023, Exercise Price: $175.00	(10)	(150,620)	(65)
Expiration: June 2023, Exercise Price: $175.00	(10)	(150,620)	(125)

The accompanying notes are an integral part of these financial statements.

INFRACAP EQUITY INCOME FUND ETF

Schedule of Written Options (Unaudited) – Continued
May 31, 2023

		Notional
	Contracts (a)	Amount	Value
CALL OPTIONS WRITTEN (Continued)
Chevron Corp. (Continued)
Expiration: June 2023, Exercise Price: $180.00	(10)	$(150,620)	$(75)
Expiration: July 2023, Exercise Price: $175.00	(50)	(753,100)	(1,400)
Expiration: August 2023, Exercise Price: $180.00	(70)	(1,054,340)	(3,290)
Expiration: September 2023, Exercise Price: $185.00	(40)	(602,480)	(1,760)
The Coca-Cola Co.
Expiration: June 2023, Exercise Price: $61.00	(30)	(180,000)	(390)
Expiration: June 2023, Exercise Price: $61.00	(30)	(180,000)	(645)
Devon Energy Corp.
Expiration: June 2023, Exercise Price: $60.00	(20)	(92,200)	(50)
Expiration: June 2023, Exercise Price: $60.00	(20)	(92,200)	(70)
Dow, Inc.
Expiration: June 2023, Exercise Price: $57.50	(20)	(97,560)	(60)
Expiration: June 2023, Exercise Price: $65.00	(100)	(487,800)	(150)
Expiration: June 2023, Exercise Price: $67.50	(70)	(341,460)	(140)
Expiration: July 2023, Exercise Price: $62.50	(100)	(487,800)	(300)
Expiration: September 2023, Exercise Price: $62.50	(200)	(975,600)	(1,800)
Duke Energy Corp.
Expiration: June 2023, Exercise Price: $105.00	(30)	(267,870)	(150)
Expiration: July 2023, Exercise Price: $105.00	(50)	(446,450)	(375)
Expiration: October 2023, Exercise Price: $105.00	(20)	(178,580)	(700)
Edison International
Expiration: June 2023, Exercise Price: $72.50	(10)	(67,520)	(50)
Expiration: July 2023, Exercise Price: $72.50	(10)	(67,520)	(275)
Expiration: October 2023, Exercise Price: $75.00	(120)	(810,240)	(14,700)
Enbridge, Inc.
Expiration: June 2023, Exercise Price: $42.50	(170)	(598,400)	(425)
Expiration: June 2023, Exercise Price: $45.00	(20)	(70,400)	(50)
Expiration: July 2023, Exercise Price: $42.50	(203)	(714,560)	(1,015)
Expiration: October 2023, Exercise Price: $45.00	(110)	(387,200)	(550)
Energy Transfer LP
Expiration: June 2023, Exercise Price: $13.00	(210)	(260,400)	(105)
Expiration: June 2023, Exercise Price: $13.00	(100)	(124,000)	(450)
Expiration: June 2023, Exercise Price: $13.00	(100)	(124,000)	(700)
EOG Resources, Inc.
Expiration: June 2023, Exercise Price: $128.00	(10)	(107,290)	(50)
Expiration: June 2023, Exercise Price: $128.00	(10)	(107,290)	(75)
Expiration: June 2023, Exercise Price: $130.00	(10)	(107,290)	(100)

The accompanying notes are an integral part of these financial statements.

INFRACAP EQUITY INCOME FUND ETF

Schedule of Written Options (Unaudited) – Continued
May 31, 2023

		Notional
	Contracts (a)	Amount	Value
CALL OPTIONS WRITTEN (Continued)
Johnson & Johnson
Expiration: June 2023, Exercise Price: $170.00	(30)	$(465,180)	$(15)
Expiration: June 2023, Exercise Price: $165.00	(20)	(310,120)	(70)
Expiration: June 2023, Exercise Price: $165.00	(20)	(310,120)	(170)
KeyCorp
Expiration: June 2023, Exercise Price: $20.00	(200)	(186,800)	(500)
Expiration: June 2023, Exercise Price: $10.50	(30)	(28,860)	(300)
Expiration: July 2023, Exercise Price: $11.00	(30)	(28,860)	(975)
Expiration: July 2023, Exercise Price: $12.00	(23)	(22,126)	(287)
Expiration: September 2023, Exercise Price: $13.00	(30)	(28,860)	(675)
Kinder Morgan, Inc.
Expiration: June 2023, Exercise Price: $19.00	(100)	(161,100)	(150)
Expiration: June 2023, Exercise Price: $20.00	(100)	(161,100)	(150)
Expiration: June 2023, Exercise Price: $21.00	(100)	(161,100)	(50)
Expiration: June 2023, Exercise Price: $18.00	(100)	(161,100)	(200)
Expiration: July 2023, Exercise Price: $18.00	(530)	(853,830)	(2,385)
Expiration: September 2023, Exercise Price: $19.00	(100)	(161,100)	(500)
The Kraft Heinz Co.
Expiration: June 2023, Exercise Price: $40.00	(100)	(382,200)	(650)
Expiration: June 2023, Exercise Price: $42.50	(100)	(382,200)	(150)
Expiration: July 2023, Exercise Price: $42.50	(100)	(382,200)	(1,300)
Expiration: October 2023, Exercise Price: $42.50	(60)	(229,320)	(2,520)
New Fortress Energy, Inc.
Expiration: June 2023, Exercise Price: $45.00	(100)	(262,700)	(250)
Expiration: July 2023, Exercise Price: $45.00	(90)	(236,430)	(450)
NNN REIT, Inc.
Expiration: June 2023, Exercise Price: $45.00	(110)	(467,940)	(1,100)
Expiration: June 2023, Exercise Price: $50.00	(50)	(212,700)	(125)
Expiration: September 2023, Exercise Price: $50.00	(70)	(297,780)	(1,225)
NRG Energy, Inc.
Expiration: June 2023, Exercise Price: $34.00	(120)	(405,480)	(12,000)
Expiration: September 2023, Exercise Price: $38.00	(60)	(202,740)	(7,200)
Philip Morris International, Inc.
Expiration: June 2023, Exercise Price: $96.00	(30)	(270,030)	(150)
Expiration: June 2023, Exercise Price: $100.00	(10)	(90,010)	(50)
Expiration: June 2023, Exercise Price: $96.00	(40)	(360,040)	(100)
Phillips 66
Expiration: June 2023, Exercise Price: $105.00	(20)	(183,220)	(100)

The accompanying notes are an integral part of these financial statements.

INFRACAP EQUITY INCOME FUND ETF

Schedule of Written Options (Unaudited) – Continued
May 31, 2023

		Notional
	Contracts (a)	Amount	Value
CALL OPTIONS WRITTEN (Continued)
Pioneer Natural Resources Co.
Expiration: June 2023, Exercise Price: $235.00	(10)	$(199,440)	$(550)
Expiration: June 2023, Exercise Price: $250.00	(10)	(199,440)	(100)
Expiration: June 2023, Exercise Price: $245.00	(10)	(199,440)	(750)
Expiration: June 2023, Exercise Price: $250.00	(10)	(199,440)	(750)
Expiration: June 2023, Exercise Price: $235.00	(30)	(598,320)	(2,175)
The PNC Financial Services Group, Inc.
Expiration: June 2023, Exercise Price: $124.00	(10)	(115,830)	(50)
Expiration: June 2023, Exercise Price: $125.00	(10)	(115,830)	(150)
Raytheon Technologies Corp.
Expiration: June 2023, Exercise Price: $99.00	(20)	(184,280)	(20)
Expiration: June 2023, Exercise Price: $99.00	(30)	(276,420)	(150)
Expiration: June 2023, Exercise Price: $100.00	(20)	(184,280)	(200)
Simon Property Group, Inc.
Expiration: June 2023, Exercise Price: $130.00	(20)	(210,300)	(50)
Expiration: June 2023, Exercise Price: $135.00	(10)	(105,150)	(50)
Expiration: July 2023, Exercise Price: $135.00	(20)	(210,300)	(100)
The Southern Co.
Expiration: June 2023, Exercise Price: $71.00	(20)	(138,360)	(750)
Expiration: June 2023, Exercise Price: $72.00	(20)	(138,360)	(700)
Expiration: June 2023, Exercise Price: $73.00	(20)	(139,500)	(100)
Expiration: June 2023, Exercise Price: $74.00	(60)	(418,500)	(300)
Starwood Property Trust, Inc.
Expiration: June 2023, Exercise Price: $22.00	(242)	(424,710)	(1,210)
TC Energy Corp.
Expiration: August 2023, Exercise Price: $45.00	(10)	(38,940)	(150)
Expiration: August 2023, Exercise Price: $50.00	(30)	(116,820)	(150)
Expiration: November 2023, Exercise Price: $45.00	(15)	(58,410)	(675)
Expiration: November 2023, Exercise Price: $50.00	(10)	(38,940)	(150)
Truist Financial Corp.
Expiration: June 2023, Exercise Price: $32.00	(100)	(304,700)	(500)
Expiration: June 2023, Exercise Price: $36.00	(110)	(335,170)	(275)
Expiration: June 2023, Exercise Price: $33.00	(20)	(60,940)	(1,050)
Expiration: June 2023, Exercise Price: $31.50	(30)	(92,880)	(1,575)
Expiration: June 2023, Exercise Price: $32.00	(30)	(92,880)	(1,800)
Expiration: July 2023, Exercise Price: $32.50	(30)	(92,880)	(4,200)
Expiration: July 2023, Exercise Price: $35.00	(30)	(92,880)	(1,875)

The accompanying notes are an integral part of these financial statements.

INFRACAP EQUITY INCOME FUND ETF

Schedule of Written Options (Unaudited) – Continued
May 31, 2023

		Notional
	Contracts (a)	Amount	Value
CALL OPTIONS WRITTEN (Continued)
U.S. Bancorp
Expiration: June 2023, Exercise Price: $31.00	(25)	$(76,300)	$(1,000)
Expiration: June 2023, Exercise Price: $40.00	(100)	(299,000)	(250)
Expiration: July 2023, Exercise Price: $40.00	(110)	(328,900)	(825)
Expiration: August 2023, Exercise Price: $40.00	(100)	(299,000)	(2,000)
Verizon Communications, Inc.
Expiration: June 2023, Exercise Price: $44.00	(100)	(356,300)	(150)
Expiration: July 2023, Exercise Price: $41.00	(100)	(356,300)	(350)
Expiration: July 2023, Exercise Price: $44.00	(110)	(391,930)	(275)
Expiration: October 2023, Exercise Price: $44.00	(100)	(356,300)	(900)
Expiration: October 2023, Exercise Price: $45.00	(220)	(783,860)	(1,760)
Vodafone Group Plc
Expiration: July 2023, Exercise Price: $13.00	(110)	(104,280)	(275)
Expiration: July 2023, Exercise Price: $14.00	(100)	(94,800)	(200)
Expiration: July 2023, Exercise Price: $15.00	(200)	(189,600)	(500)
Expiration: October 2023, Exercise Price: $13.00	(200)	(189,600)	(700)
Expiration: October 2023, Exercise Price: $14.00	(310)	(293,880)	(930)
Expiration: October 2023, Exercise Price: $15.00	(100)	(94,800)	(250)
Walgreens Boots Alliance, Inc.
Expiration: June 2023, Exercise Price: $35.00	(50)	(151,850)	(125)
The Williams Co., Inc.
Expiration: June 2023, Exercise Price: $33.00	(50)	(143,300)	(125)
Expiration: July 2023, Exercise Price: $32.00	(10)	(28,660)	(75)
			(143,477)
PUT OPTIONS WRITTEN
ONEOK, Inc.
Expiration: June 2023, Exercise Price: $57.50	(60)	(339,960)	(9,750)
Philip Morris International, Inc.
Expiration: June 2023, Exercise Price: $87.00	(25)	(225,400)	(750)
Expiration: June 2023, Exercise Price: $88.00	(25)	(225,400)	(1,125)
Expiration: June 2023, Exercise Price: $87.00	(25)	(225,400)	(1,438)
Expiration: July 2023, Exercise Price: $82.50	(25)	(225,400)	(2,188)
			(15,251)
Total Options Written
(Premiums received $326,424)			$(158,828)

(a)	100 shares per contract.

The accompanying notes are an integral part of these financial statements.

INFRACAP EQUITY INCOME FUND ETF

Statement of Assets and Liabilities (Unaudited)
May 31, 2023

ASSETS:
Investments, at value (Cost $66,749,982)	$57,192,683
Cash	82,321
Receivable for capital shares sold	198,073
Dividend and interest receiveable	285,094
Deposits at brokers for written option contracts	10,004
Prepaid expenses and other receivables	2
Total assets	57,768,177

LIABILITIES:
Written option contracts, at value (Premiums received $326,424)	158,828
Loan payable	12,749,334
Payable to Adviser	24,635
Accrued broker interest expense	81,141
Total liabilities	13,013,938

NET ASSETS	$44,754,239

NET ASSETS CONSIST OF:
Paid-in capital	$56,759,124
Total accumulated loss	(12,004,885)
Total net assets	$44,754,239

Net assets	$44,754,239
Shares issued and outstanding(1)	2,025,000
Net asset value and offering price per share	$22.10

(1)	Unlimited shares authorized without par value.

The accompanying notes are an integral part of these financial statements.

INFRACAP EQUITY INCOME FUND ETF

Statement of Operations (Unaudited)
For the Six Months Ended May 31, 2023

INVESTMENT INCOME:
Dividend income (net of withholding taxes of $14,258)	$1,497,144
Interest income	3,246
Total investment income	1,500,390

EXPENSES:
Investment advisory fees (See Note 3)	156,810
Loan interest expense (See Note 8)	287,224
Broker interest expense	59,565
Other expenses	300
Total expenses	503,899
NET INVESTMENT INCOME	996,491

REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	(2,144,473)
Securities sold short	(775)
Written option contracts expired or closed	451,874
Foreign currency transaction	(84)
Net realized loss	(1,693,458)
Net change in unrealized appreciation (depreciation) on:
Investments	(6,975,807)
Written option contracts	133,132
Foreign currency translation	214
Net change in unrealized depreciation	(6,842,461)
Net realized and change in unrealized loss on investments	(8,535,919)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(7,539,428)

The accompanying notes are an integral part of these financial statements.

INFRACAP EQUITY INCOME FUND ETF

Statement of Changes in Net Assets (Unaudited)

	For the	For the Period
	Six Months Ended	Inception through
	May 31, 2023	November 30, 2022(1)
OPERATIONS:
Net investment income	$996,491	$862,668
Net realized gain (loss) on investments and
written option contracts expired or closed	(1,693,458)	573,796
Net change in unrealized depreciation on investments
and written option contracts	(6,842,461)	(2,547,272)
Net decrease in net assets resulting from operations	(7,539,428)	(1,110,808)

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings (See Note 4)	(1,933,083)	(1,421,875)
Total distributions to shareholders	(1,933,083)	(1,421,875)

CAPITAL SHARE TRANSACTIONS:
Net increase in net assets resulting from capital share transactions(2)	24,610,298	32,149,135

NET INCREASE IN NET ASSETS	15,137,787	29,616,452

NET ASSETS:
Beginning of period	29,616,452	—
End of period	$44,754,239	$29,616,452

(1)	Inception date of the Fund was December 28, 2021.
(2)	A summary of capital share transactions is as follows:

	For the		For the Period
	Six Months Ended		Inception through
	May 31, 2023		November 30, 2022(1)
SHARE TRANSACTIONS:	Shares	Dollar Amount	Shares	Dollar Amount
Issued	1,000,000	$26,546,758	1,100,000	$32,149,135
Redeemed	(75,000)	(1,936,460)	—	—
Net increase in shares outstanding	925,000	$24,610,298	1,100,000	$32,149,135

The accompanying notes are an integral part of these financial statements.

INFRACAP EQUITY INCOME FUND ETF

Statement of Cash Flows (Unaudited)
For the Six Months Ended May 31, 2023

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$(7,539,428)
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchases of investments	(57,743,854)
Sales of short-term investments, net	75,346
Proceeds from sales of investments	26,924,474
Increase in receivable for investments sold	2,838
Increase in payable to Adviser	10,654
Increase in dividends and interest receivable	(126,333)
Increase in other receivables	56
Premiums received on written option contracts	792,816
Written option contracts expired or closed	(72,183)
Increase in payable for investments purchased	(1,608,107)
Increase in accrued expenses and other liabilities	50,609
Net realized loss on investments	2,145,332
Net realized gain on written option contracts expired or closed	(451,874)
Change in unrealized appreciation/depreciation on investments	6,975,807
Change in unrealized appreciation/depreciation on written option contracts	(133,132)
Net cash from operating activities	(30,697,754)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	27,675,955
Cash distributions paid to shareholders	(1,933,083)
Proceeds from credit facility	6,930,316
Net cash provided by financing activities	30,736,728
Net change in cash	$38,974

CASH, FOREIGN CURRENCY AND RESTRICTED CASH:
Beginning Balance	$53,351
Ending Balance	$92,325

SUPPLEMENTAL DISCLOSURES:
Borrowing expense on Written Options	$59,565
Cash paid for interest expense	$287,224
Non-cash financing activities – increase in receivable for Fund shares sold	$(1,129,197)

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH
AT THE END OF YEAR TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash	$82,321
Deposits at broker for written options contracts	$10,004

The accompanying notes are an integral part of these financial statements.

INFRACAP EQUITY INCOME FUND ETF

Financial Highlights (Unaudited)

	For the	For the Period
	Six Months Ended	Inception through
	May 31, 2023	November 30, 2022(1)
PER SHARE DATA:
Net asset value, beginning of period	$26.92	$30.00

INVESTMENT OPERATIONS:
Net investment income(2)(7)	0.63	1.25
Net realized and unrealized loss on investments	(4.22)	(2.41)
Total from investment operations	(3.59)	(1.16)

LESS DISTRIBUTIONS:
From net investment income	(1.07)	(1.92)
From net realized gains	(0.16)	—
Total distributions	(1.23)	(1.92)
Net asset value, end of period	$22.10	$26.92

TOTAL RETURN, AT NAV(3)	-13.70%	-3.84%
TOTAL RETURN, AT MARKET(3)	-13.61%	-4.08%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$44,754	$29,616

Ratio of gross expenses to average net assets(4)	2.57%	1.71%
Ratio of broker interest expense to average net assets(4)	1.77%	0.91%
Ratio of operating expenses to average net assets excluding
broker interest expense(4)	0.80%	0.80%
Ratio of net investment income (loss) to average net assets(4)	5.08%	4.89%
Portfolio turnover rate(5)(6)	47%	87%

(1)	Inception date of the Fund was December 28, 2021.
(2)	Calculated based on average shares outstanding during the period.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	Excludes in-kind transactions associated with creations of the Fund.
(6)
The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments, written option contracts and in-kind transactions associated with the creation units and redemptions). The denominator includes the average fair value of long positions throughout the period.

(7)
Following the end of the period, certain trading activities during the period may be reclassified as net investment income. To understand the result of this reclassification, please review the 2022 ICI Primary Layout Report (or 1099-DIV Report), which the Advisor believes better reflects an investor’s potential income and corresponding distributions. In addition, the Fund may receive income in the form of Return of Capital from its underlying investments (e.g. dividends from MLPs), which are passed on to investors in the Fund but are excluded from net investment income for tax purposes.

The accompanying notes are an integral part of these financial statements.

INFRACAP EQUITY INCOME FUND ETF

Notes to the Financial Statements (Unaudited)
May 31, 2023

1.  ORGANIZATION

Series Portfolios Trust (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated July 27, 2015. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The InfraCap Equity Income Fund ETF (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The Fund’s investment objective is to maximize income and pursue total return opportunities. The Fund, under normal conditions, will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies that pay dividends during normal market conditions. The Fund’s investments in equity securities may include common stocks, preferred stocks and convertible securities. The Fund may invest in the equity securities of companies of any market capitalization. To assist the Adviser’s portfolio management process, the Adviser may purchase and write put and call options in an effort to (i) generate additional income and reduce volatility in the portfolio, (ii) remove or add securities from the portfolio (i.e., convertible securities), (iii) facilitate total return opportunities, and (iv) hedge against market risks or other risks in the Fund’s portfolio.

The Fund commenced operations on December 28, 2021. The Fund’s investment adviser, Infrastructure Capital Advisors LLC (the “Adviser”) is responsible for providing management oversight, investment advisory services, day-to-day management of the Fund’s assets, as well as compliance, sales, marketing, and operations services to the Fund. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (the “Codification”) Topic 946 Financial Services – Investment Companies. The Fund does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series of the Trust.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

A.  Investment Valuation – The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all the pricing procedures followed by the Fund. Equity securities, including common stocks, convertible preferred stocks, preferred stocks, and real estate investment trusts (“REITS”) that are traded on a national securities exchange, except those listed on the Nasdaq Global Market¨, Nasdaq Global Select Market¨ and the Nasdaq Capital Market¨ exchanges (collectively “Nasdaq”), are valued at the last reported sale price on that exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded equity security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

In the case of foreign securities, the occurrence of events after the close of foreign markets, but prior to the time the Fund’s NAV is calculated will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. The Fund will value foreign securities at fair value, taking into account such

INFRACAP EQUITY INCOME FUND ETF

Notes to the Financial Statements (Unaudited) – Continued
May 31, 2023

events in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. These securities are categorized in Level 2 of the fair value hierarchy.

Exchange traded funds and closed-end funds are valued at the last reported sale price on the exchange on which the security is principally traded. If, on a particular day, an exchange-traded fund does not trade, then the mean between the most recent quoted bid and asked prices will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (including money market funds), other than exchange traded funds, are valued at their reported net asset values (“NAV”). To the extent these securities are valued at their NAV per share, they are categorized in Level 1 of the fair value hierarchy.

Exchange traded options and Flexible Exchange¨ options (“FLEX options”) are valued at the composite mean price, which calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is principally traded. If the composite mean price is not available, the last sale or settlement price maybe be used. For non-exchange traded options, models such as Black-Scholes can be used to value the options. On the last trading day prior to expiration, expiring options may be priced at intrinsic value. These securities are categorized in Level 2 of the fair value hierarchy.

The Board of Trustees (the “Board”) has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of the portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

INFRACAP EQUITY INCOME FUND ETF

Notes to the Financial Statements (Unaudited) – Continued
May 31, 2023

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of May 31, 2023:

Investments at Fair Value	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$43,843,526	$—	$—	$43,843,526
Preferred Stocks	8,933,135	—	—	8,933,135
Convertible Preferred Stocks	4,416,022	—	—	4,416,022
Total	$57,192,683	$—	$—	$57,192,683
Liabilities
Written Options	$—	$(158,828)	$—	$(158,828)
Total	$—	$(158,828)	$—	$(158,828)

As of the period ended May 31, 2023, the Fund did not hold any level 3 securities, nor were there any transfers into or out of Level 3.

B.  Transactions with Brokers – The Fund’s written options contracts’ cash deposits are monitored daily by the Adviser and counterparty. Cash deposits by the Fund are presented as deposits at broker for written option contracts on the Statement of Assets and Liabilities. These transactions may involve market risk in excess of the assets or liabilities reflected on the Statement of Assets and Liabilities.

C.  Cash and Cash Equivalents – The Fund considers highly liquid short-term fixed income investments purchased with an original maturity of less than three months and money market funds to be cash equivalents. Cash equivalents are included in short term investments on the Schedule of Investments as well as in investments on the Statement of Assets and Liabilities. Temporary cash overdrafts are reported as payable to custodian.

D.  Foreign Securities and Currency Translation – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal year- end, resulting from changes in exchange rates.

Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund’s investments in certain foreign countries. Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on

INFRACAP EQUITY INCOME FUND ETF

Notes to the Financial Statements (Unaudited) – Continued
May 31, 2023

the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

E.  Written Option Contracts – The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Adviser may write put and call options in an effort to (i) generate additional income and reduce volatility in the portfolio, (ii) remove or add securities from the portfolio (i.e., convertible securities), (iii) facilitate total return opportunities, and (iv) hedge against market risks or other risks in the Fund’s portfolio. When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently priced daily to reflect the current value of the option written. Refer to Note 2 A. for a pricing description. By writing an option, the Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. These contracts may involve market risk in excess of the amounts receivable or payable reflected on the Statement of Assets and Liabilities. Refer to Note 2 K. for further derivative disclosures and Note 2 I. for further counterparty risk disclosure.

When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes gains or losses if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized appreciation or depreciation on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the premium originally received decreases the cost basis of the security and the Fund realizes gains or losses from the sale of the underlying security. When a written put option is exercised, the cost of the security acquired is decreased by the premium received for the put.

F.  Guarantees and Indemnifications – In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

G.  Security Transactions, Income and Expenses – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities. Interest income is accounted for on the accrual basis and includes amortization of premiums and accretion of discounts on the effective interest method. Dividends received from the Fund’s investment in REITs may be characterized as ordinary income, net capital gain, or a return of capital. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. The Fund must use estimates in reporting the character of its income and distributions for financial statement purposes. The actual character of distributions to Fund shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by a Fund shareholder may represent a return of capital.

INFRACAP EQUITY INCOME FUND ETF

Notes to the Financial Statements (Unaudited) – Continued
May 31, 2023

H. Share Valuation – The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days which the New York Stock Exchange (“NYSE”) is closed for trading.

I.  Counterparty Risk – The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor its obligations. The Adviser considers the credit worthiness of each counterparty to a contract in evaluating potential credit risk. Written options contracts sold on an exchange do not expose the Fund to counterparty risk; the exchange’s clearinghouse guarantees the options against counterparty nonperformance. Over-the-counter options counterparty risk includes the risk of loss of the full amount of any net unrealized appreciation.

J.  Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

K.  Derivatives – The Fund may utilize derivative instruments such as options and other instruments with similar characteristics to the extent that they are consistent with the Fund’s respective investment objectives and limitations. The use of these instruments may involve additional investment risks, including the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities. Derivatives also may create leverage which will amplify the effect of their performance on the Fund and may produce significant losses. Refer to Note 9 for further derivative disclosure.

The Fund has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Fund’s Statement of Assets and Liabilities and Statement of Operations. For the period ended May 31, 2023, the Fund’s average derivative volume is described below:

	Average Quantity	Average Notional Amount
Written Option Contracts	6,567	$20,622,710

Statement of Assets and Liabilities

Fair values of derivative instruments as of May 31, 2023:

	Statement of Assets and
	Liabilities Location	Fair Value
		Assets	Liabilities
Written Option Contracts:
Equity	Written option contracts, at value	$—	$158,828
Total fair values of derivative instruments		$—	$158,828

INFRACAP EQUITY INCOME FUND ETF

Notes to the Financial Statements (Unaudited) – Continued
May 31, 2023

Statement of Operations

The effect of derivative instruments on the Statement of Operations for the period ended May 31, 2023:

	Net Realized Gain on Derivatives
	Written
	Option
Derivatives	Contracts	Total
Equity Contracts	$451,874	$451,874
Total	$451,874	$451,874

	Net Change in Unrealized
	Depreciation on Derivatives
	Written
	Option
Derivatives	Contracts	Total
Equity Contracts	$133,132	$133,132
Total	$133,132	$133,132

*	The amounts disclosed are included in the realized gain on investments.
**	The amounts disclosed are included in the change in unrealized depreciation on investments.

3.  RELATED PARTY TRANSACTIONS

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, a unified management fee (accrued daily) based upon the average daily net assets of a Fund at the annual rate of 0.80%.

Under the Investment Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund except for the fee paid to the Adviser pursuant to the Investment Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

The Advisory Agreement continues in effect for an initial two year period, and from year to year thereafter only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the Independent Trustees, who are not parties to the Advisory Agreement or interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of a Fund on not more than 60 days’, nor less than 30 days’, written notice to the Adviser when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Trustees, or by the Adviser on not more than 60 days’ written notice to the Trust, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Adviser shall not be liable under such agreement for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

INFRACAP EQUITY INCOME FUND ETF

Notes to the Financial Statements (Unaudited) – Continued
May 31, 2023

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or “Administrator”) acts as the Fund’s Administrator, transfer agent, and fund accountant. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. A trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. The Advisor has agreed to pay all expenses of the Fund’s Administrator, transfer agent, fund accountant and custodian in accordance with the Investment Advisory Agreement.

Quasar Distributors, LLC is the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser, Fund Services, or its affiliated companies.

4.  TAX FOOTNOTE

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of, and during the period ended May 31, 2023, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority and did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. The Fund is subject to examination by taxing authorities for the tax periods since the commencement of operations.

At November 30, 2022, the Fund’s most recently completed fiscal year end, the components of accumulated earnings (losses) on a tax basis were as follows:

Tax cost of Investments*	$38,247,464
Unrealized Appreciation	$1,378,929
Unrealized Depreciation	(4,080,825)
Net unrealized depreciation	(2,701,896)
Undistributed ordinary income	145,733
Undistributed long-term capital gains	23,816
Distributable earnings	169,549
Other accumulated loss	(27)
Total accumulated losses	$(2,532,374)

*	Represents cost for federal income tax purposes and differs from the cost for financial reporting purposes due to wash sales.

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable period subsequent to October 31 and December 31, respectively. For the tax year ending November 30, 2022, the Fund did not defer any late year losses.

INFRACAP EQUITY INCOME FUND ETF

Notes to the Financial Statements (Unaudited) – Continued
May 31, 2023

Distributions to Shareholders – The Fund intends to distribute all net investment income monthly and net realized capital gains at least annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

For the period ended November 30, 2022, the following table shows the reclassifications made:

Total Distributable Earnings	Paid-in Capital
$309	$(309)

The tax character of distributions paid for the period ended May 31, 2023, and November 30, 2022 were as follows:

	Ordinary Income	Long-Term Capital Gain	Total Distributions Paid
2023	$1,909,257	$23,826	$1,933,083
2022	$1,421,875	$—	$1,421,875

5.  DISTRIBUTION FEES

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (“the Plan”). In accordance with the Plan, the Fund is authorized to pay an amount up to 0.25% of the Fund’s average daily net assets each year for certain distribution-related activities. As authorized by the Board, no Rule 12b-1 fees are currently paid by the Fund and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the Fund’s assets. The Adviser and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Fund.

6.  SHARE TRANSACTIONS

Shares of the Fund are listed and trade on the New York Stock Exchange. Market prices for the shares may be different from their NAV. The Fund issues and redeems shares on a continuous basis at NAV generally in blocks of 25,000 shares called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Fund is $500, payable to the Custodian. The fixed

INFRACAP EQUITY INCOME FUND ETF

Notes to the Financial Statements (Unaudited) – Continued
May 31, 2023

transaction fee may be waived on certain orders if the Fund’s Custodian has determined to waive some or all of the creation order costs associated with the order, or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee, payable to the Fund, may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees received by the Fund, if any, are displayed in the Capital Shares Transactions section of the Statements of Changes in Net Assets. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

7.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales (excluding short-term investments), creations in-kind and redemptions in-kind, by the Fund for the period ended May 31, 2023, were as follows:

	Purchases	Sales	Creations In-Kind	Redemptions In-Kind
U.S. Government	$—	$—	$—	$—
Other	$25,008,914	$24,294,448	$32,732,970	$2,376,402

8.  BORROWING FACILITY

The Fund entered into a Tri-Party Lending Arrangement (the “Arrangement”) with Wells Fargo Securities, LLC (the “Broker”) that allows the Fund to borrow cash from the Broker. Borrowings under the Arrangement are collateralized by investments of the Fund. If the Fund defaults with respect to any of its obligations under the Arrangement, the Broker may foreclose on pledged assets of the Fund and/or the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the Arrangement, necessitating the sale of securities at potentially inopportune times. Interest is charged at the OBFR (Overnight Bank Funding Rate) plus an additional percentage rate on the amount borrowed. The Arrangement has an on-demand commitment term. For the period ended May 31, 2023 the interest rate was 6.15%.

The components of interest expense, average interest rates (i.e., base interest rate in effect plus the spread) and average outstanding balances for the Fund’s borrowing facilities for the period ended May 31, 2023 were as follows:

Maximum Borrowing*	$12,749,334

Total interest expense	$287,224

Weighted average interest rate	5.75%

Average borrowings	$9,878,139

* Date of the maximum borrowing May 31, 2023.

9.  OFFSETTING ASSETS AND LIABILITIES

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain

INFRACAP EQUITY INCOME FUND ETF

Notes to the Financial Statements (Unaudited) – Continued
May 31, 2023

transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement. Interactive Brokers LLC is the prime broker for the Fund’s exchange traded derivatives. Refer to Note 2 K. for further derivative disclosure.

		Gross	Net Amounts	Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross	Amounts	Presented
	Amounts of	Offset in the	in the
	Recognized	Statement of	Statement		Collateral
	Assets/	Assets and	of Assets	Financial	Received/	Net
	Liabilities	Liabilities	and Liabilities	Instruments	Pledged*	Amount
Liabilities:
Description
Written Option Contracts**	$158,828	$ —	$158,828	$148,824	$10,004	$ —
	$158,828	$ —	$158,828	$148,824	$10,004	$ —

*	In some instances, the actual collateral pledged/received may be more than the amount shown as it includes securities pledged.
**	Interactive Brokers LLC is the prime broker for all written option contracts held by the Fund as of May 31, 2023.

10.  SUBSEQUENT EVENTS

On June 27, 2023, the Fund declared a distribution of $0.18 per share, payable on June 30, 2023 to shareholders of record on June 29, 2023.

On July 26, 2023, the Fund declared an income distribution of $0.18 per share, payable on July 31, 2023, to shareholders of record on July 28, 2023.

Management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no other subsequent events to report that would have a material impact on the Fund’s financial statements and notes to financial statements.

INFRACAP EQUITY INCOME FUND ETF

Additional Information (Unaudited)
May 31, 2023

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT, which is available on the SEC’s website at www.sec.gov. The Fund’s Part F of Form N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Part F of Form N-PORT is available without charge upon request by calling 1-800-617-0004.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-800-617-0004. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30, is available (1) without charge, upon request, by calling 1-800-617-0004, or on the SEC’s website at www.sec.gov.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of the Funds trade on the exchange at a price about (i.e. at a premium) or below (i.e. at a discount) the NAV of the Funds are available, without charge on the Funds’ website at www.Infracapequityincomefundetf.com.

INFRACAP EQUITY INCOME FUND ETF

Privacy Notice (Unaudited)

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker- dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

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INVESTMENT ADVISER
Infrastructure Capital Advisors, LLC
1325 Avenue of the Americas, 28th Floor
New York, NY 10019

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Goodwin Procter LLP
1900 N Street, NW
Washington, DC 20001

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-800-617-0004.

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for Semi-Annual Reports.

Item 3. Audit Committee Financial Expert.

Not applicable for Semi-Annual Reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for Semi-Annual Reports.

The registrant is not a foreign issuer.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable for Semi-Annual Reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s [President] and [Treasurer] have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Series Portfolios Trust

By (Signature and Title)          /s/Ryan Roell
Ryan Roell, President

Date    8/3/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)          /s/Ryan Roell
Ryan Roell, President

Date    8/3/2023

By (Signature and Title)          /s/Cullen Small
Cullen Small, Treasurer

Date    8/3/2023